                             LETTER OF TRANSMITTAL
              TENDER OF SHARES OF COMMON STOCK OF INTERLOGIX, INC.
           (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE COMMON STOCK)
                                IN EXCHANGE FOR
          $19.43, IN CASH, AND THAT NUMBER OF SHARES OF COMMON STOCK,
  PAR VALUE $0.06 PER SHARE, OF GENERAL ELECTRIC COMPANY EQUAL TO THE EXCHANGE
                                     RATIO
          (AS DETERMINED IN THE PROSPECTUS, DATED DECEMBER 28, 2001),
   HAVING A COMBINED VALUE OF $38.86 PER INTERLOGIX, INC. SHARE ACCEPTED FOR
                              EXCHANGE OR PAYMENT
               PURSUANT TO THE PROSPECTUS DATED DECEMBER 28, 2001

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                NEW YORK CITY TIME, ON MONDAY, JANUARY 28, 2002,
               UNLESS THE OFFER IS EXTENDED. See Instruction 12.
                                  DELIVERY TO:
                      THE BANK OF NEW YORK, EXCHANGE AGENT

      BY REGULAR MAIL:                   BY HAND:                 BY OVERNIGHT COURIER:
    THE BANK OF NEW YORK           THE BANK OF NEW YORK           THE BANK OF NEW YORK
TENDER & EXCHANGE DEPARTMENT   TENDER & EXCHANGE DEPARTMENT   TENDER & EXCHANGE DEPARTMENT
       P.O. BOX 11248                    3RD FLOOR                      5TH FLOOR
    CHURCH STREET STATION             ONE WALL STREET              385 RIFLE CAMP ROAD
  NEW YORK, NY 10286-1248]          NEW YORK, NY 10286           WEST PATERSON, NJ 07424

          BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (973) 247-4077
                    TO CONFIRM FACSIMILE TRANSMISSION CALL:
                                 (973) 247-4075

    BEFORE COMPLETING THIS LETTER OF TRANSMITTAL YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW. IF A DELIVERY IS MADE TO GENERAL ELECTRIC COMPANY OR TO INTERLOGIX, INC. IT WILL NOT BE FORWARDED TO THE BANK OF NEW YORK AND THEREFORE SUCH DELIVERY WILL NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used by stockholders of Interlogix, Inc., a Delaware corporation ("Interlogix"), if certificates for Interlogix Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Interlogix Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus section titled "The Offer--Procedures for Tendering." Interlogix stockholders who deliver

Interlogix Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and Interlogix stockholders who deliver certificates for Interlogix Shares are referred to herein as "Certificate Stockholders."

    Stockholders whose certificates for Interlogix Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus, dated December 28, 2001 (the "Prospectus")), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Interlogix Shares according to the guaranteed delivery procedures set forth in the Prospectus section titled "The Offer--Guaranteed Delivery." See Instruction 2.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED BELOW).

                                DESCRIPTION OF SHARES TENDERED
  NAME(S) AND ADDRESS(ES) OF REGISTERED         SHARE CERTIFICATE(S) AND
                 HOLDER(S)                          SHARE(S) TENDERED
  (PLEASE FILL IN, IF BLANK, EXACTLY AS        (ATTACH ADDITIONAL LIST IF
                  NAME(S)                              NECESSARY)
    APPEAR(S) ON SHARE CERTIFICATE(S))
                                                 SHARE          TOTAL NUMBER      NUMBER OF
                                              CERTIFICATE            OF             SHARES
                                              NUMBER(S)(1)         SHARES        TENDERED(2)
                                                                REPRESENTED
                                                                  BY SHARE
                                                               CERTIFICATE(S)(1)
                                            TOTAL SHARES
 (1)
    Need not be completed by Book-Entry Stockholders.

 (2)
    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Interlogix Shares represented by the certificates listed under "Total Number of Shares
    Represented by Share Certificate." See Instruction 4.

 / /
    CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ____________        Transaction Code Number: ___________________

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________

Window Ticket Number (if any) or DTC Participant Number: _______________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution that Guaranteed Delivery: __________________________________

For Book-Entry Transfer, Complete the Following:

Account Number: ____________        Transaction Code Number: ___________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby delivers to Margaret Acquisition, Inc., a Delaware corporation ("Acquisition Sub") and a wholly owned subsidiary of General Electric Company, a New York corporation ("GE," and together with Acquisition Sub, the "Acquiror"), the above-described shares of common stock, par value $0.01 per share (the "Common Stock"), and the associated rights to purchase Common Stock (the "Rights," and together with the Common Stock, the "Interlogix Shares"), of Interlogix, Inc., a Delaware corporation ("Interlogix"), pursuant to Acquiror's offer to (i) exchange that number of shares of common stock, par value $0.06 per share, of GE ("GE Common Shares") equal to the Exchange Ratio (as determined in the Prospectus, including the attachments thereto), and
(ii) pay $19.43, in cash, for a combined value of $38.86, for each outstanding Interlogix Share, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Unless the context otherwise requires and unless and until the Rights are redeemed, all references to the Interlogix Shares shall include the associated Rights.

    The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of December 17, 2001, by and among GE, Acquisition Sub and Interlogix (the "Merger Agreement"). Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Interlogix Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Acquiror, all right, title and interest in and to all of the Interlogix Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, rights, other Interlogix Shares or other securities issued or issuable in respect thereof on or after January 28, 2002 (collectively, "Distributions")) and irrevocably constitutes and appoints The Bank of New York, the Exchange Agent, as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Interlogix Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Interlogix Shares (and any and all Distributions), or transfer ownership of such Interlogix Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Acquiror,
(ii) present such Interlogix Shares (and any and all Distributions) for transfer on the books of Interlogix, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Interlogix Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Acquisition Sub, or its designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Interlogix's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its substitute shall in its sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its substitute shall in its sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or its substitute shall in its sole discretion deem proper with respect to, all of the Interlogix Shares (and any and all Distributions) tendered hereby and accepted for exchange or payment by Acquiror. This appointment will be effective if and when, and only to the extent that, Acquiror accepts such Interlogix Shares for exchange and payment, and exchanges and pays for such Interlogix Shares, pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange and payment of such Interlogix Shares in accordance with the terms of the Offer. Such acceptance for exchange and payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Interlogix Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Acquiror reserves the right to require that, in order for Interlogix Shares (or other Distributions) to be deemed validly tendered, immediately upon Acquiror's acceptance for exchange or payment of such Interlogix Shares, Acquiror or its designee must be able to exercise full voting, consent and other rights with respect to such Interlogix Shares (and any and all Distributions), including voting at any meeting of Interlogix's stockholders.

    The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Interlogix Shares tendered hereby and all Distributions, (ii) the undersigned owns the Interlogix Shares tendered hereby, and (iii) when the same are accepted for exchange and payment, and exchanged and paid for, by Acquiror, Acquiror will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Acquiror to be necessary or desirable to complete the sale, assignment and transfer of the Interlogix Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Acquiror all Distributions in respect of the Interlogix Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Acquiror shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange or pay for the Interlogix Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Acquiror in its sole discretion.

    The undersigned represents and warrants that the undersigned has read and agrees to all of the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that, Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date, and unless theretofore accepted for exchange or payment as provided for in the Prospectus, may also be withdrawn at any time after February 26, 2002, subject to the withdrawal rights and procedures set forth in the Prospectus.

    The undersigned understands that the valid tender of Interlogix Shares pursuant to any one of the procedures described in the Prospectus section titled "The Offer--Procedures for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and Acquiror upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the value of the consideration to be paid in the Offer is amended in accordance with the terms and subject to the conditions of the Merger Agreement, the value of the consideration to be paid to the undersigned will be that of the amended consideration, notwithstanding the fact that a different amount of consideration is provided for in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Acquiror may not be required to accept for exchange or payment any of the Interlogix Shares tendered hereby.

    Unless otherwise indicated under "Special Issuance Instructions" herein, please issue the GE Common Shares (including any cash payments and cash in lieu of fractional GE Common Shares), and return any certificates for Interlogix Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions" herein, please mail the GE Common Shares (including any cash payments and cash in lieu of fractional GE Common Shares) and return any certificates for Interlogix Shares not tendered or not accepted for exchange or payment (and any accompanying documents, as appropriate) to the addressees of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the GE Common Shares (including any cash payments and cash in lieu of fractional GE Common Shares), and issue certificates for Interlogix Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Interlogix Shares tendered herewith by book-entry transfer that are not accepted for exchange or payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Acquiror has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Interlogix Shares from the name of the registered holder thereof if Acquiror does not accept for exchange or payment any or all of the Interlogix Shares so tendered.

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if (i) the GE Common Shares issued in the Offer are to be issued in the name of someone other than the undersigned,
  (ii) certificates for the Interlogix Shares not tendered or not accepted for exchange or payment are to be issued in the name of someone other than the undersigned, or (iii) Interlogix Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange or payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

  Issue    / / check and/or
          / / certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

  / / Credit the Interlogix Shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account set forth below:

  ____________________________________________________________________________
                 (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER,
                                 IF APPLICABLE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for the Interlogix Shares not tendered or not accepted for exchange or payment and the GE Common Shares issued in the Offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Issue    / / check and/or
          / / certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

   -----------------------------------------------------------

                                   IMPORTANT
                         STOCKHOLDERS PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

                  -------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated _______________________________, 200____

Name(s) ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity _______________________________________________________________________
                              (SEE INSTRUCTION 5)

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number__________________________________________________

Taxpayer Identification/Social Security Number _________________________________
                                              (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Interlogix Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm: __________________________________________________________________

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Authorized Signature:___________________________________________________________

Name(s)_________________________________________________________________________

Area Code and Telephone Number__________________________________________________

Dated _______________________________, 200____

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Interlogix Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Interlogix Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Interlogix Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Interlogix either if Interlogix Share certificates are to be forwarded to the Exchange Agent or, unless an Agent's Message is utilized, if delivery of Interlogix Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus Section titled "The Offer--Procedures for Tendering." For a stockholder to validly tender Interlogix Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Interlogix Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date, or
(ii) Interlogix Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus section titled "The Offer--Procedures for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus section titled "The Offer--Guaranteed Delivery."

    Stockholders whose certificates for Interlogix Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Interlogix Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the Prospectus Section titled "The Offer--Guaranteed Delivery."

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Acquiror, must be received by the Exchange Agent prior to the Expiration Date, and (iii) the certificates for all tendered Interlogix Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Interlogix Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message (as defined below), and any other required documents must be received by the Exchange Agent within three (3) Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. A "Nasdaq trading day" is any day on which the Nasdaq is open for business.

    The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Interlogix Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Acquiror may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the Interlogix Shares tendered hereby.

    THE METHOD OF DELIVERY OF THE INTERLOGIX SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING INTERLOGIX SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional GE Common Shares will be issued. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Interlogix Shares for exchange or payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Interlogix Shares tendered and the Share certificate numbers with respect to such Interlogix Shares should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Interlogix Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Interlogix Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Interlogix Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Interlogix Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Interlogix Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Interlogix Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Interlogix Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Acquiror of the authority of such person to so act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Interlogix Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Interlogix Shares not tendered or not accepted for exchange or payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Interlogix Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Acquiror will pay all stock transfer taxes, if any, applicable to the transfer and sale of Interlogix Shares to Acquiror or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Interlogix Shares not tendered or not accepted for exchange or payment are to be registered in the name of any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer and sale to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Acquiror of the payment of such taxes, or exemption therefrom, is submitted herewith.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Interlogix Shares tendered hereby.

    7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for GE Common Shares, a check for any cash in lieu of fractional GE Common Shares or as payment for Interlogix Shares tendered, or certificates for Interlogix Shares not accepted for exchange or payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Interlogix Shares by book-entry transfer may request that Interlogix Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Interlogix Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Interlogix Shares were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

    9. WAIVER OF CONDITIONS. Acquiror reserves the absolute right in its sole discretion (subject to the terms of the Merger Agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the minimum tender condition, the conditions relating to regulatory approvals and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the GE Common Shares to be issued in the Offer), in whole or in part, in the case of any Interlogix Shares tendered.

    10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, the Exchange Agent may be required to withhold 30% of the amount of all reportable payments made after the exchange to tendering Interlogix stockholders. If withholding results in an overpayment of taxes, a refund may be obtained. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in
Part 3, and sign and date the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked, the Exchange Agent will retain 30% of the amount of all reportable payments made to a tendering stockholder during the 60 day period following the date of the Substitute Form W-9. If the tendering stockholder furnishes the Exchange Agent with his or her TIN within 60 days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such 60 day period to the stockholder and no further amounts will be retained or withheld from payments made to the stockholder thereafter. If, however, "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will remit any previously withheld amounts to the IRS as backup withholding and will withhold 30% of the amount of all reportable payments due to the tendering stockholder thereafter until such holder furnishes its TIN to the Exchange Agent.

    11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Interlogix Shares has been lost, destroyed or stolen, the stockholder should promptly notify The Bank of New York, Interlogix's Transfer Agent, by checking the box under "Description of Shares Tendered." The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

    12. WITHDRAWAL RIGHTS. Tenders of Interlogix Shares may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

    For a withdrawal of a tender of Interlogix Shares to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 12:00 midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Interlogix Shares to be withdrawn (the "Depositor"), (ii) the number of Interlogix Shares to be withdrawn, (iii) the name(s) in which the certificate(s) representing such Interlogix Shares are registered, if different from that of the person who tendered such Interlogix Shares, and (iv) in the case of a tender pursuant to the procedures by book-entry transfer, specify the name and number of the account at DTC to be credited with such withdrawn Interlogix Shares and otherwise comply with DTC's procedures. If certificates for Shares to be withdrawn have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the serial numbers shown on the particular certificate evidencing the Shares to be withdrawn must also be furnished to the Exchange Agent prior to the physical release of the Shares to be withdrawn.

    The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Shares tendered by an Eligible Institution. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Exchange Agent, in its sole discretion, and its determination will be final and binding on all parties. Any withdrawn Interlogix Shares will be deemed not to have been validly tendered for exchange or payment for purposes of the Offer and no GE Common Shares or cash will be issued or paid with respect thereto, as the case may be, unless the Interlogix Shares so withdrawn are validly retendered. Any Interlogix Shares that have been tendered for exchange or payment but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus section titled "The Offer--Procedures for Tendering," and such Interlogix Shares will be credited to an account maintained with the Book-Entry Transfer Facility for the Interlogix Shares as soon as practicable after withdrawal, rejection of tender or termination of the Offer. Properly withdrawn

Interlogix Shares may be retendered by following one of the procedures described in the Prospectus sections titled "The Offer--Procedures for Tendering" or "The Offer--Guaranteed Delivery," at any time prior to 12:00 midnight, New York City time, on the Expiration Date.

    Tenders of Interlogix Shares may also be withdrawn after the expiration of 60 calendar days from the commencement of the Offer if a tender has not yet been accepted for exchange or payment.

                                   IMPORTANT:

    THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED INTERLOGIX SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR INTERLOGIX SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a stockholder whose tendered Interlogix Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) in Part 2 of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, 30% of the amount of all reportable payments that are made to such stockholder with respect to Interlogix Shares accepted for payment pursuant to the Offer may be subject to federal backup withholding.

    Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS
Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal backup withholding applies, the Exchange Agent is required to withhold 30% of the amount of all reportable payments made after the exchange to the tendering stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent federal backup withholding on payments that are made to a stockholder with respect to Interlogix Shares acquired pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The stockholder is required to give the Exchange Agent the TIN of the record owner of the Interlogix Shares. If the Interlogix Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will remit any previously withheld amounts to the IRS as backup withholding and will withhold 30% of the amount of all reportable payments due to the tendering stockholder thereafter until such holder furnishes its TIN to the Exchange Agent.

 -------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                        PART 1--Taxpayer Identification No.--For
 FORM W-9                          All Accounts.
                                   ---------------------------------------------------------------------------------

                                   ENTER YOUR TAXPAYER IDENTIFICATION NUMBER
  DEPARTMENT OF THE TREASURY       ON THE APPROPRIATE LINE AT THE RIGHT. FOR            SOCIAL SECURITY NUMBER
  INTERNAL REVENUE SERVICE         MOST INDIVIDUALS AND SOLE PROPRIETORS,                         OR
                                   THIS IS YOUR SOCIAL SECURITY NUMBER. FOR         EMPLOYER IDENTIFICATION NUMBER
  PAYER'S REQUEST FOR              OTHER ENTITIES, IT IS YOUR EMPLOYER
 TAXPAYER                          IDENTIFICATION NUMBER. IF YOU DO NOT HAVE
  IDENTIFICATION NO.               A NUMBER, SEE "HOW TO OBTAIN A TIN" IN
                                   THE ENCLOSED GUIDELINES.
                                   NOTE: If the account is in more than one
                                   name, see the chart on page 1 of the
                                   enclosed GUIDELINES to determine what
                                   number to enter.
 -------------------------------------------------------------------------------------------------------------------

                                    PART 2--CERTIFICATION. Under penalty of                     PART 3
                                    perjury, I certify that:                              AWAITING TIN  / /
                                                                                  ---------------------------------

                                    (1) THE NUMBER SHOWN ON THIS FORM IS MY
                                    CORRECT TAXPAYER IDENTIFICATION NUMBER
                                    (OR I AM WAITING FOR A NUMBER TO BE
                                    ISSUED TO ME);
                                                                                  ---------------------------------

                                    (2) I AM NOT SUBJECT TO BACKUP
                                    WITHHOLDING EITHER BECAUSE (A) I AM
                                    EXEMPT FROM BACKUP WITHHOLDING, (B) I
                                    HAVE NOT BEEN NOTIFIED BY THE IRS THAT I
                                    AM SUBJECT TO BACKUP WITHHOLDING AS A
                                    RESULT OF A FAILURE TO REPORT ALL
                                    INTEREST AND DIVIDENDS OR (C) I HAVE
                                    BEEN NOTIFIED BY THE INTERNAL REVENUE
                                    SERVICE ("IRS") THAT I AM NO LONGER
                                    SUBJECT TO BACKUP WITHHOLDING; AND

                                    (3) ANY INFORMATION PROVIDED ON THIS
                                    FORM IS TRUE, CORRECT AND COMPLETE.
                                    CERTIFICATION INSTRUCTIONS -- You must
                                    cross out item (2) in Part 2 above if
                                    you have been notified by the IRS that
                                    you are subject to backup withholding
                                    because of under-reporting interest or
                                    dividends on your tax return. However,
                                    if after being notified by the IRS that
                                    you were subject to backup withholding
                                    you received another notification from
                                    the IRS stating that you are not longer
                                    subject to backup withholding, do not
                                    cross out such item (2).
                                   ---------------------------------------------------------------------------------
                                    Signature
 -------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF THE AMOUNT OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE CERTIFICATE BELOW IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER
     IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER
     (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A
     TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL
     REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION
     OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN
     THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A
     TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, ANY
     AMOUNTS SO RETAINED WILL BE REMITTED TO THE INTERNAL REVENUE
     SERVICE AND 30% OF THE AMOUNT OF ALL ADDITIONAL REPORTABLE
     PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A
     NUMBER.

     SIGNATURE     DATE  , 200
     NAME (PLEASE PRINT)

    Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]
                                    New York
                           455 Park Avenue, 5th Floor
                            New York, New York 10022

                                FOR INFORMATION:

                          Call Collect: (212) 754-8000
                     Banks and Brokers Call: (800) 654-2468
                    Stockholders Please Call: (800) 607-0088
                     E-mail Address: ILXI.INFO@morrowco.com